UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  JULY 10, 2012
                Date of Report (Date of earliest event reported)


                              VIKING MINERALS INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                       333-139482               98-0492900
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

7558 W. Thunderbird Suite 486 Peoria, Arizona                     85381
  (Address of principal executive offices)                      (Zip Code)

                                 (602) 885-9792
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

AGREEMENT

Effective on July 10, 2012, the Board of Directors of Viking Minerals Inc., a Nevada corporation (the "Company"), entered into an agreement dated July 10, 2012 (the "Agreement") with GMM Global Multi-Mining Diversified Group Limited, a private company ("GMM").

GMM is a party to that certain joint venture agreement dated July 10, 2012 (the "Joint Venture Agreement"), between Corizona Mining Partners LLC ("Corizona") and GMM, pursuant to which a legal entity shall be formed under the laws of Peru (the "Peruvian Legal Entity"), in which GMM shall have a sixty percent (60%) equity interest (the "GMM Equity Interest") and Corizona shall have a forty percent (40%) equity interest. Corizona has the right, title and interest in and to that certain ten year lease of mining concessions named "RECA I,", "RECA II" and "RIO ROJO" (the "Lease") covering approximately 800 hectares under the ownership of Corporacion Minera Mario S.A., located in the district of Maraflores, province and department of Lima, which Lease shall be contributed and transferred to the Peruvian Legal Entity for the purpose of establishing production operations (the Mining Project"). In accordance with the terms and provisions of the Joint Venture Agreement, GMM is required to contribute $500,000 to the Peruvian Legal Entity for purposes of acquiring, exploring and developing the Project.

Therefore, in accordance with the terms and provisions of the Agreement, the Company shall on behalf of GMM provide the required $500,000 for the exploration and development of the Project and shall further issue to GMM an aggregate of 131,000,000 shares of its restricted common stock, and GMM shall assign and transfer all of its right, title and interest in and to the Equity Interest to the Company in consideration therefore.

SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Effective July 10, 2012, the Company issued an aggregate of 131,000,000 shares of its restricted common stock to GMM at a per share price of $0.001. The securities of the Company issued to GMM have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state in the United States, and were issued in reliance upon an exemption from registration under the Securities Act of 1933. The securities may not be offered or sold in the United States absent registration under the Securities Act of 1933 or an applicable exemption from such registration requirements

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTION.

Not applicable.

(D) EXHIBITS.

10.1 Agreement dated July 10, 2012 between Corizona Mining Partners LLC and Viking Minerals Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VIKING MINERALS INC.

Date: August 24, 2012
                                        /s/ Charles Irizarry
                                        ----------------------------------------
                                        Name:  Charles Irizarry
                                        Title: President/Chief Executive Officer

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